Acquisition (Tables)	6 Months Ended		12 Months Ended
	Jun. 30, 2012	Jun. 30, 2012 CVR Energy, Inc. [Member]	Dec. 31, 2011 Tropicana [Member]
Business Acquisition, Pro Forma Information
The Wynnewood Acquisition was accounted for under the purchase method of accounting and, as such, CVR's results of operations include GWEC's results from operations from the periods commencing December 16, 2011. The unaudited pro forma condensed financial information presented below include the historical results of operations of CVR for the six months ended June 30, 2011 as adjusted for the pro forma effects of the acquisition of GWEC by CVR as if CVR had acquired GWEC on January 1, 2011. The unaudited pro forma financial information do not necessarily represent what would have occurred if the transaction had taken place in the respective periods and should not be taken as representative of our future consolidated results of operations.

	Six months ended June 30,
	2012	2011
	(in millions)
Revenues	$9,547	$10,061
Net income	490	1,385
Net income attributable to Icahn Enterprises Holdings	262	682

Schedule of Purchase Price Allocation
The following table summarizes the consideration paid for CVR and amounts of the estimated fair values of identifiable assets acquired and liabilities assumed, as well as the fair value of the non-controlling interest in CVR as of May 4, 2012:

May 4, 2012
(in millions)
Cash paid for acquisition of CVR	$1,754
IEP Parties equity interest in CVR prior to acquisition of controlling interest(1)	378
Total purchase price	$2,132

Preliminary purchase price allocation:
Property, plant and equipment	$2,587
Intangible assets	358
Debt	(912)
Deferred tax liabilities	(827)
Other assets and liabilities, net	805
Fair value of identifiable net assets acquired	2,011
Fair value of non-controlling interests	(773)
Goodwill	894
$2,132
(1) Based on the Offer price of $30 per share of CVR common stock.

The following table summarizes the fair value of the assets acquired and liabilities assumed, as well as the fair value of the non-controlling interest in Tropicana as of November 15, 2010:

	Fair Value at November 15, 2010
	(in millions)
Cash and cash equivalents	$164
Restricted cash	18
Accounts receivable, net	35
Property, plant and equipment, net	424
Intangible assets, net	79
Other assets	86
Assets Acquired	806
Accounts payable	62
Accrued expenses and other liabilities	97
Debt	134
Liabilities Assumed	293
Fair value of Tropicana net assets acquired	513
Fair value of Tropicana non-controlling interests	237	(1)
Fair value of net assets acquired by our Investment segment	276
Less: acquisition-date fair value of previously held equity interest in Tropicana	251
Less: cost of shares of Tropicana common stock purchased on November 15, 2010	9
Fair value basis upon acquisition of controlling interest in Tropicana	260
Gain on acquisition	$16	(2)

(1)
Fair value of non-controlling interests was based on the fair value of Tropicana's equity multiplied by 48.55%, the portion owned by the non-controlling interests, less a discount of 5% attributed to the lack of control and marketability due to the fact that non-controlling interests are held by public shareholders who do not have the ability to directly affect the cash flows of Tropicana. The 5% discount was based on the average trading price of all U.S. closed-end funds compared to their net asset values as of November 15, 2010 (date of acquisition).

(2)	Included in other income (loss), net in our consolidated statements of operations.